(EXHIBIT 4)

     NUMBER                       TEHAMA BANCORP                     SHARES


                INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

                                          SEE REVERSE SIDE FOR A STATEMENT AS
                                        TO THE RIGHTS, PREFERENCES, PRIVILEGES
                                       AND RESTRICTIONS OF EACH CLASS OF SHARES.

THIS CERTIFIES THAT                              CUSIP





                                       SPECIMEN




IS THE RECORD OWNER OF

                   FULLY PAID SHARES OF THE NO PAR COMMON STOCK OF

                                    TEHAMA BANCORP

    Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the transfer agent and registered by the registrar.
       Witness the facsimile seal of the Corporation and the signature of its duly authorized officers.

       Dated




         (Signature)                                  (Signature)
          Secretary                                    President
                                        (SEAL)
                                    TEHAMA BANCORP
                                     INCORPORATED
                                   JANUARY 15, 1997
                                      CALIFORNIA

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                                    TEHAMA BANCORP

    Any shareholder may obtain, upon request and without charge, a copy of the rights, preferences, privileges and restrictions granted to or imposed upon each class of shares of stock and upon the holders thereof by the Articles of Incorporation and the By-Laws of Tehama Bancorp; and a statement of the number of shares constituting each class of shares and the designation thereof. Such requests may be directed to the Secretary of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM  --  as tenants in common
    TEN ENT  -   as tenants by the entireties
    JT TEN   --  as joint tenants with right of
                 survivorship and not as tenants
                 in common

UNIF GIFT MIN. ACT ______________ Custodian_____________
                      (Cust)                (Minor)

    Under Uniform Gifts to Minors
    Act _________________________________________
                        (State)

    UNIF TRF MIN ACT ________ Custodian (until age ________)
                      Cust)

         _____________________ under Uniform Transfers
                (Minor)
         to Minors Act _______________________________
                                  (State)

       Additional abbreviations may also be used though not in the above list.


    FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

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                                                                          Shares
--------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
    ------------------------------
                                       X
                                        ---------------------------------------

                                       X
                                        ---------------------------------------

                                       NOTICE:   THE SIGNATURE(S) TO THIS
                                                 ASSIGNMENT MUST CORRESPOND
                                                 WITH THE NAME(S) AS WRITTEN
                                                 UPON THE FACE OF THE
                                                 CERTIFICATE IN EVERY
                                                 PARTICULAR, WITHOUT ALTERATION
                                                 OR ENLARGEMENT OR ANY CHANGE
                                                 WHATEVER.

Signature(s) Guaranteed

By
  --------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.